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                                                                  EXECUTION COPY

                                                                          10(ii)

                             AMENDMENT NO. 1 TO THE
                           SERIES 1997-1 CERTIFICATE
                               PURCHASE AGREEMENT

         AMENDMENT NO. 1 TO THE SERIES 1997-1 CERTIFICATE PURCHASE AGREEMENT, dated as of November 25, 1998 among THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation, as Seller (the "SELLER"), CORPORATE RECEIVABLES CORPORATION, a California corporation, as Purchaser (the "PURCHASER"), the financial institutions listed on the signature pages hereof, as Liquidity Providers (the "LIQUIDITY PROVIDERS"), CITICORP NORTH AMERICA, INC., a Delaware corporation, as Program Agent (the "PROGRAM AGENT"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (the "TRUSTEE").

         PRELIMINARY STATEMENTS:

         (1) The Seller, the Purchaser, the Liquidity Providers, the Program Agent and the Trustee have entered into the Series 1997-1 Certificate Purchase Agreement dated December 30, 1997 (as such Certificate Purchase Agreement has been amended, supplemented or otherwise modified through the date thereof, the "CERTIFICATE PURCHASE AGREEMENT"; all capitalized terms not otherwise defined herein are used herein as defined in the Certificate Purchase Agreement).

         (2) Simultaneously herewith, the Seller and the Trustee (A) have entered into an Amendment No. 1 to the Elder-Beerman Master Trust Series 1997-1 Supplement dated as of the date hereof, substantially in the form of Exhibit A attached hereto (hereinafter referred to as the "AMENDMENT TO THE SUPPLEMENT"), and (B) have entered into a Waiver to the Pooling and Servicing Agreement dated as of the date hereof, substantially in the form of Exhibit B attached hereto (hereinafter referred to as the "WAIVER TO POOLING AND SERVICING AGREEMENT").

         (3) The Seller has requested that the Series 1997-1 Class A Purchase Limit under the Certificate Purchase Agreement be increased.

         (4) The parties hereto have agreed to so increase the Series 1997-1 Class A Purchase Limit on the terms and conditions as set forth herein.

         SECTION 1. AMENDMENTS TO THE CERTIFICATE PURCHASE AGREEMENT. The Certificate Purchase Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof hereby amended as follows:

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                                       2

              (a) The definition of "ELIGIBLE ASSIGNEE" in Section 1.01 thereof is hereby deleted in its entirety and replaced by the following definition:

                  "ELIGIBLE ASSIGNEE" means (a) depository institution
              organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank authorized under such laws), that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, (i) whose senior long-term unsecured debt obligations are rated at least (A) A- or better by Standard & Poor's, and (B) A3 or better by Moody's, (ii) which is subject to regulation regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b) and (iii) which has a combined capital and surplus of at least $500,000,000, or
              (b) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity), that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business; PROVIDED that any such depository institution, finance company, insurance company, financial institution or fund that is investing the assets of (i) an "employee benefit plan" within the meaning of Section 3(3) or ERISA, (ii) a "plan" within the meaning of Section 4975 of the Code or (iii) any entity that is deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of any such employee benefit plan or plan in acquiring any Investor Certificate or any interest therein shall not, in any such case, be an "Eligible Assignee".

              (b) The definition of "INITIAL TERM" in Section 1.01 thereof is hereby deleted in its entirety and replaced by the following definition:

                  "INITIAL TERM" means, with respect to each Liquidity Provider
              Commitment, the period which commences on the date such Liquidity Provider enters into this Agreement and ends on the Initial Term Termination Date."

              (c) Section 1.01 thereof is hereby amended by inserting therein, in the appropriate alphabetical order, the following definition:

                  "INITIAL TERM TERMINATION DATE" means the later to occur of
              (x) November 25, 1998, and (y) the date on which the conditions of effectiveness set forth in Section 2 of that certain Amendment No. 1 to the Series 1997-1 Certificate Purchase Agreement, dated as of November 25, 1998, among the Seller, the Purchaser, the Liquidity Provider, the Program Agent and the Trustee shall have been either fulfilled or waived, PROVIDED, HOWEVER, that the Initial Term will not extend beyond December 28, 1998.


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              (d)  The definition of "SERIES 1997-1 CLASS A PURCHASE LIMIT" in
         Section 1.01 thereof is hereby deleted in its entirety and replaced by the following definition:

                   "SERIES 1997-1 CLASS A PURCHASE LIMIT" means, as of any date,
              $167,000,000 (or, if less, the aggregate amount of Commitments of all Liquidity Providers who as of such date are party to this Agreement), as such amount shall have been reduced pursuant to
              Section 2.04 hereof.

              (e) The first sentence of Section 2.07 thereof is hereby deleted in its entirety and replaced by the following sentence:

                   "The Initial Term of each Liquidity Provider Commitment
              hereunder shall be for a period commencing on the date such Liquidity Provider enters into this Agreement and, subject to any earlier termination under Section 8.08, ending on the Initial Term Termination Date."

              SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, (A) the Program Agent shall have received counterparts of this Amendment executed by all the parties hereto; (B) each of the conditions of effectiveness set forth in
Section 2 of the Amendment to the Supplement shall have either been fulfilled or waived in accordance with the terms thereof; (C) each of the conditions of effectiveness set forth in Section 3 of the Waiver to Pooling and Servicing Agreement shall have either been fulfilled or waived in accordance with the terms thereof; (D) each of the conditions precedent set forth in Sections 4.02 and 4.03 of the Certificate Purchase Agreement with respect to an Increase (if an Increase shall occur on such date) shall have either been fulfilled or waived in accordance with the terms thereof; and (E) the Program Agent and the Trustee shall have received all of the following documents, each dated as of the date hereof (unless otherwise specified by the Program Agent), in form and substance satisfactory to the Program Agent (unless otherwise specified) and in sufficient copies as indicated by the Program Agent.

              (a) Counterparts of the Consent appended hereto (hereinafter referred to as the "CONSENT", and together with this Amendment, the Amendment to the Supplement and the Waiver to Pooling and Servicing Agreement, hereinafter collectively referred to as the "AMENDMENT DOCUMENTS" and, individually, as an "AMENDMENT DOCUMENT") executed by the Parent.

              (b) A consent by CITICORP USA, INC., as Bank Agent for the lenders party to the Credit Agreement, in form and substance satisfactory to the Program Agent, with respect to the transactions contemplated by the Amendment Documents.

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              (c)  Certified copies of the resolutions of the Board of Directors of the Parent, the Servicer and the Seller approving each Amendment Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to each Amendment Document.

              (d) A copy of a certificate of the Secretary of State of the jurisdiction of its incorporation, dated reasonably near the date hereof, certifying that each of the Parent, the Servicer and the Seller is in good standing under the laws of the jurisdiction of its incorporation.

              (e) A certificate of the Parent, the Servicer and the Seller, signed on behalf of the Parent, the Servicer and Seller, respectively, by its President or a Vice President, dated as of the date hereof (the statements made in which certificate shall be true on and as of the date hereof), certifying as to (A) the absence of any amendments to its charter since the last date of delivery thereof pursuant to the Transaction Documents, (B) a true and correct copy of its bylaws (and all amendments thereto) as in effect on the date hereof, (C) its due incorporation and good standing as a corporation organized under the laws of the jurisdiction of its incorporation and the absence of any proceeding for its dissolution or liquidation, (D) the truth of its representations and warranties contained in the Transaction Documents as though made on and as of the date hereof and (E) the absence of any event occurring and continuing, or resulting from the transactions contemplated by the Amendment Documents,that constitutes, or with notice or the lapse of time would constitute, an Early Amortization Event or a Termination Event (as defined in the Purchase Agreements).

              (f) A certificate of the Secretary or an Assistant Secretary (or, in the case of the Trustee, an Assistant Treasurer) of the Parent, the Servicer, the Seller and the Trustee certifying the names and true signatures of the officers of the Parent, the Servicer, the Seller and the Trustee, respectively, authorized to sign the Amendment Documents to which such Person is a party and any other documents contemplated hereunder or thereunder, and appropriately evidencing the incumbency of such officers and such Secretary or Assistant Secretary.

              (g) A certificate of the Trustee,signed on its behalf by a Vice President, an Assistant Vice President, an Assistant Treasurer or an Assistant Secretary, dated the date hereof (the statements made in which certificate shall be true on and as of the date hereof), certifying as to (A) a true and correct copy of its bylaws (and all amendments thereto) as in effect on the date hereof and (B) the due authentication of any Class A Certificates issued pursuant to the transactions contemplated by the Amendment Documents.

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              (h)  A favorable opinion of Jones, Day, Reavis & Pogue, counsel for the Parent, the Servicer and the Seller, in form and substance satisfactory to the Program Agent which shall include, without limitation, (A) an opinion as to enforceability of the Amendment Documents and (B) a general corporate opinion.

              (i) (A) An executed Notice of Increase, substantially in the form of Exhibit C to the Certificate Purchase Agreement, if any, and (B) the Class A Certificates, if any, each delivered in accordance with the provisions of Section 2.05(b) of the Certificate Purchase Agreement.

              (j) Evidence of payment of all related fees and expenses then due and payable in connection with the Amendment Documents.

This Amendment is subject to the provisions of Section 8.01 of the Certificate Purchase Agreement.

         SECTION 3. LIQUIDITY PROVIDER COMMITMENTS, WAIVER. (A) Subject to fulfillment of all of the conditions of effectiveness set forth in Section 2 hereof, each Liquidity Provider party hereto hereby agrees that, (i) as of the date hereof, such Liquidity Provider's Commitment under the Certificate Purchase Agreement will be the amount set forth opposite such Liquidity Provider's name on the signature pages hereto under the caption "Liquidity Provider Commitment", and (ii) for purposes of the definition of "COMMITMENT" in Section 1.01 of the Certificate Purchase Agreement, such Liquidity Provider's signature page hereto will constitute a signature page to the Certificate Purchase Agreement.

         (B) Subject to fulfillment of all of the conditions of effectiveness set forth in Section 2 hereof, the parties hereto hereby (i) waive the notice requirements set forth in the second sentence of Section 2.07 of the Certificate Purchase Agreement, and (ii) agree that, notwithstanding anything provided for under Section 2.07 of the Certificate Purchase Agreement, the first Extension Term shall have commenced as of such date of the fulfillment of all of the conditions of effectiveness set forth in Section 2 hereof.

         SECTION 4. REFERENCE TO AND EFFECT ON THE TRANSACTION DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Certificate Purchase Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Certificate Purchase Agreement, and each reference in the Transaction Documents to "the Certificate Purchase Agreement", "thereunder", "thereof" or words of like import referring to the Certificate Purchase Agreement with respect to the Series 1997-1, shall mean and be a reference to such Certificate Purchase Agreement, as amended by this Amendment.


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              (b)  The Certificate Purchase Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed (except to the extent of the waiver set forth in Section 3(B) hereof).

              (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Transaction Documents, nor constitute a waiver of any provision of the Transaction Documents.

              SECTION 5. COSTS AND EXPENSES. The Seller agrees to pay on demand all costs and expenses of the Program Agent and the Trustee in connection with the preparation, execution, delivery and administration, modification and amendment of the Amendment Documents and the other instruments and documents to be delivered hereunder and thereunder without limitation, the reasonable fees and expenses of counsel for the Program Agent and the Trustee.

              SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

              SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date firt above written.

                                            THE EL-BEE RECEIVABLES
                                            CORPORATION, as Seller


                                            By:/s/Perry Schiller
                                               ----------------------
                                               Name: Perry Schiller
                                               Title:

                                            CORPORATE RECEIVABLES
                                            CORPORATION, as Purchaser

                                            By:  CITICORP NORTH AMERICA,
                                                 INC., as Attorney-in-Fact

                                                     By /s/Radford C. West
                                                        -----------------------
                                                        Name: Radford C. West
                                                        Title: Vice President

                                            CITICORP NORTH AMERICA, INC., as
                                            Program Agent


                                            By /s/Radford C. West
                                              ----------------------------
                                              Name: Radford C. West
                                              Title: Vice President


                                            BANKERS TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Trustee


                                            By /s/Louis Bodi
                                              ----------------------------
                                              Name: Louis Bodi
                                              Title: Vice President
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LIQUIDITY PROVIDERS:

Liquidity Provider
Commitment:

Thirty Million Dollars,
$30,000,000

                                           ABN AMRO, N.V., as Liquidity Provider


                                           By:/s/Carrie A. Penee
                                              -------------------------------
                                              Name: Carrie A. Penee
                                              Title: Vice President


                                           By:/s/Patrick M. Pastore
                                              -------------------------------
                                              Name: Patrick M. Pastore
                                              Title: Vice President




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Liquidity Provider
Commitment:

Seventy-Five Million Dollars,
$75,000,000



                                           CITIBANK, N.A., as Liquidity Provider



                                           By/s/Radford C. West
                                             -----------------------------------
                                             Name: Radford C. West
                                             Title: Attorney-in-Fact








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Liquidity Provider
Commitment:

$50,000,000


                                    PEOPLES BENEFIT LIFE INSURANCE
                                      COMPANY, as Liquidity Provider


                                    By:/s/Robert A. Smedley
                                       -------------------------------
                                       Name: Robert A. Smedley
                                       Title: Senior Vice President - Investment
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Liquidity Provider
Commitment:

Twelve Million Dollars,
$12,000,000



                                             CREDIT COMMUNAL DE BELGIQUE,
                                               as Liquidity Provider


                                             By:/s/Jan E. van Panhuys
                                                ---------------------------
                                                Name: Jan E. van Panhuys
                                                Title: General Manager

                                                /s/Caroline Junius
                                                ---------------------------
                                                Name: Caroline Junius
                                                Title: Vice President

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                                    CONSENT



                                                 Dated as of November 25, 1998





         The undersigned, THE ELDER-BEERMAN STORES CORP., and Ohio Corporation, as Parent under the Parent Undertaking Agreement dated as of December 30, 1998 (the "PARENT UNDERTAKING") in favor of the Trustee on behalf of the holders of the Investor Certificates, hereby consents to the foregoing Amendment, the Amendment to the Supplement and the Waiver to Pooling and Servicing Agreement (collectively, the "AMENDMENTS") and hereby confirms and agrees that notwithstanding the effectiveness of such Amendments, the Parent Undertaking is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendments, each reference in the Parent Undertaking to a Transaction Document shall mean and be a reference to such Transaction Documents, as amended by such Amendments, as the case may be.

                                             THE ELDER-BEERMAN STORES CORP.

                                             By: /s/ Perry Schiller
                                                 ---------------------------
                                                 Name:  Perry Schiller
                                                 Title: